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                                                               Exhibit 10.15 (C)


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as of the ____day of ___________, 1999 by and between Charter Investment, Inc., a Delaware corporation (formerly known as Charter Communications, Inc.) ("Assignor") and Charter Communications, Inc., a Delaware Corporation ("Assignee").

                                    RECITALS

         A. Paul G. Allen ("Allen") and Jerald L. Kent entered into an Employment Agreement dated as of August 28, 1998 (the "Employment Agreement").

         B. On December 23, 1998, Allen assigned all of his rights under the Employment Agreement to Assignor, and Assignor assumed all of Allen's rights and obligations under the Employment Agreement.

         C. Assignee wishes to acquire all of Jerald Kent's services under the Employment Agreement and to assume all of Assignor's obligations and liabilities under the Employment Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Assignment and Assumption of Employment Agreement.

                  (a) Upon the Effective Date (as defined below), Assignor hereby fully and completely assigns to Assignee all of Assignor's rights and its obligations under the Employment Agreement.

                  (b) Upon the Effective Date, Assignee hereby fully and completely assumes all of Assignor's rights and agrees to perform when due, all obligations of Assignor under, the Employment Agreement.

         2. Effective Date. This Agreement shall become effective only upon the closing (the "Effective Date") of the initial public offering of the Assignee as contemplated by its Registration Statement on Form S-1 filed with the Securities and Exchange Commission. If such closing does not occur for any reason, or has not occurred by January 1, 2000, this Agreement shall be of no force or effect and neither the Assignor nor the Assignee shall have any rights, obligations or liabilities under or arising out of this Agreement.

         3. Amendments. This Agreement cannot be amended, waived, or terminated except by a writing signed by all parties.


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         4.       Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

         5. Counterparts. This Agreement may be executed in two or more separately executed counterparts, which may include faxed signature pages, each of which counterparts shall be deemed an original, but all of which together shall constitute one and the same instrument.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Assignment and Assumption Agreement to be duly executed and delivered as of the date first above written and effective as of the Effective Date.


                                        CHARTER INVESTMENT, INC.,
                                        a Delaware corporation



                                        By:_______________________________
                                           Name:
                                           Title:


                                        CHARTER COMMUNICATIONS, INC.,
                                        a Delaware corporation



                                        By:_______________________________
                                           Name:
                                           Title:


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                            CONSENT TO ASSIGNMENT AND
                       ASSUMPTION OF EMPLOYMENT AGREEMENT


         The undersigned hereby consents to the foregoing Assignment and Assumption Agreement effective as of the Effective Date and acknowledges the terms thereof.



                                        By:_______________________________
                                           Jerald L. Kent


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